                                  AMENDMENT
                                  ---------

AMENDMENT  made as of October 2, 2003 to the Global  CustodY  Agreement  dated
August 16,  2002 (the  "Custody  Agreement")  between  OppenheimerFunds,  Inc.
("OFI")  on behalf of each  investment  company  as listed in Exhibit A to the
Agreement  (each  hereinafter  referred  to as the  "Fund")  individually  and
severally,   and  not  jointly  and  severally,   and  JP  Morgan  Chase  Bank
("Custodian").

                                 WITNESSETH:

WHEREAS,  OFI on behalf of the Funds and Custodian desire to amend the Custody
Agreement  to add to the Custody  Agreement  Oppenheimer  Principal  Protected
Trust II for the account of Oppenheimer  Principal  Protected Main Street Fund
II.

NOW, THEREFORE, OFI on behalf of the Funds and Custodian hereby agree as follows:

1.    Exhibit A to the Custody  Agreement is hereby replaced with the attached
Exhibit A.

2.    This  Amendment may be executed in any number of  counterparts,  each of which  shall  be  deemed  to be an  original,  but such  counterparts,  shall, together, constitute only one amendment.

3.    All other  provisions of the Custody  Agreement remain in full force and effect. As amended,  this Custody  Agreement  constitutes the entire agreement between  OFI on  behalf of the Funds and the  Custodian  with  respect  to the subject matter hereof,  and no provision in the Custody  Agreement between OFI on  behalf  of the  Funds  and the  Custodian  shall  affect  the  duties  and obligations  of the  Custodian  hereunder,  nor  shall any  provision  in this
Amendment  affect the duties or obligations of the Custodian under the Custody
Agreement.

IN WITNESS WHEREOF,  OFI on behalf of the Funds and Custodian have caused this
Amendment  to  be  executed  by  their  respective  officers,  thereunto  duly authorized, as of the day and year first above written.

                              OPPENHEIMERFUNDS, INC.

                                    /s/ Denis R. Molleur
                              By: ____________________________________________
                                 Title: Vice President and Senior Counsel,  on
                                 behalf of each  investment  company listed in
                                 Exhibit  A  hereto  and   Section  1.  above,
                                 individually  and severally,  and not jointly
                                 and severally

                              JP MORGAN CHASE BANK

                                    /s/ Stephen Crowley
                              By: ____________________________________________

                                    Vice President
                              Title:
-------------------------------------------

EXHIBIT A
---------

List of  Investment  Companies  that are a Party to this  Agreement  (each,  a
"Customer"):

----------------------------------------------------------------------------------
                                    Fund Name
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Champion Income Fund
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Strategic Income Fund
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Multiple Strategies Fund
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer Strategic Bond
Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer High Yield Fund
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Integrity Funds for the account of Oppenheimer Bond Fund
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of  Oppenheimer Main Street
Small Cap Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Capital  Appreciation Fund
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Global Fund
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer Global
Securities Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Panorama Series Fund, Inc. for the account of Growth Portfolio
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Panorama Series Fund, Inc. for the account of Total Return Portfolio
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer Capital
Appreciation Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Panorama Series Fund, Inc. for the account of Government Securities Portfolio
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Panorama Series Fund, Inc. for the account of Oppenheimer International Growth
Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer Aggressive
Growth Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer Bond Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer High Income
Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer Main Street
Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account Oppenheimer Money Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer Multiple
Strategies Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Multi-Sector Income Trust
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Real Asset Fund
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Developing Markets Fund
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer International  Small Company Fund
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer International Growth Fund
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer International Bond Fund
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer Value Fund/VA
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Principal Protected Trust for the account of Oppenheimer Principal
Protected Main Street Fund
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Oppenheimer Principal Protected Trust II for the account of Oppenheimer
Principal Protected Main Street Fund II
----------------------------------------------------------------------------------